UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2017

CARDCONNECT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36846	46-5380892
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Continental Drive, Suite 300 King of Prussia, PA	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 581-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02. Termination of a Material Definitive Agreement.

On July 6, 2017, immediately prior to and in connection with the completion of the Offer and the Merger (each as defined below), CardConnect Corp. (the “Company”) repaid in full all outstanding amounts due in connection with, and terminated all commitments under, (i) that certain Credit Agreement, dated as of July 29, 2016, by and among FTS Holding Corporation, a Delaware corporation (as successor by merger to FinTech Merger Sub, Inc.) (“FTS Holding Corporation”), as borrower, the Company, the subsidiary guarantors party thereto, the lenders from time to time party thereto and BMO Harris Bank N.A., as administrative agent (the “First Lien Credit Agreement”) and (ii) that certain Second Lien Credit Agreement, dated as of July 29, 2016, by and among FTS Holding Corporation, as borrower, the Company, the subsidiary guarantors party thereto, the lenders from time to time party thereto and Barings Finance, LLC (f/k/a Babson Capital Finance LLC), as administrative agent (the “Second Lien Credit Agreement” and each of the First Lien Credit Agreement and Second Lien Credit Agreement as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreements”). A prepayment premium of two percent (2%) was payable on the aggregate amounts repaid under the Second Lien Credit Agreement. Summaries of the material terms of the Credit Agreements are disclosed in the Company’s Current Report on Form 8-K filed on August 4, 2016, which summaries are qualified in their entirety by reference to the full text of the Credit Agreements, filed as Exhibits 10.15 and 10.16 thereto.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Agreement and Plan of Merger

As previously disclosed in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on May 31, 2017, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 26, 2017, with First Data Corporation, a Delaware corporation (“First Data”), and Minglewood Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of First Data (“Merger Sub”). Pursuant to the Merger Agreement, on June 7, 2017, Merger Sub commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of the Company, $0.001 par value per share (“Common Stock”), at a purchase price of $15.00 per share, net to the seller in cash (the “Offer Price”), without interest and subject to any required tax withholding, upon the terms and subject to the conditions of the Offer.

The Offer and related withdrawal rights expired at one minute after 11:59 p.m., Eastern Time, on July 5, 2017. Wells Fargo Bank, National Association, in its capacity as depositary and paying agent for the Offer (the “Depositary”) has advised Parent and Merger Sub that 22,987,356 shares of Common Stock were validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 72% of the outstanding shares of Common Stock. All conditions to the Offer having been satisfied, on July 6, 2017, Merger Sub accepted for payment all shares of Common Stock validly tendered and not validly withdrawn prior to the expiration of the Offer, and payment of the Offer Price for such shares of Common Stock will be made by Merger Sub.

On July 6, 2017 (the “Closing Date”), pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the Delaware General Corporation Law (the “DGCL”), Merger Sub merged with and into the Company, with the Company being the surviving corporation (the “Merger”). Upon completion of the Merger, the Company became a wholly owned subsidiary of First Data.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Common Stock as of immediately prior to the Effective Time (other than shares of Common Stock held by the Company, First Data, Merger Sub or any of their respective subsidiaries immediately prior to the Effective Time and shares of Common Stock with respect to which appraisal has been properly demanded pursuant to the DGCL and not withdrawn) was cancelled and converted into the right to receive the Offer Price, without interest and subject to any tax withholding (the “Merger Consideration”).

At the Effective Time, each option to purchase shares of Common Stock (a “Company Option”) that was outstanding and unexercised as of immediately prior to the Effective Time (whether vested or unvested) was cancelled and converted into the right to receive a cash payment, without interest and subject to any required tax withholding, equal to the product of (a) the excess, if any, of the Merger Consideration over the applicable exercise price per share of Common Stock underlying the Company Option, multiplied by (b) the number of shares of

Common Stock underlying the Company Option. At the Effective Time, each award in respect of a share of Common Stock subject to vesting, repurchase or other lapse restriction granted under an equity plan of the Company (a “Company Restricted Stock Award”) outstanding as of immediately prior to the Effective Time fully vested and was cancelled and converted into the right to receive an amount in cash, without interest and subject to any required tax withholding, equal to the Merger Consideration in respect of each share of Common Stock subject to such Company Restricted Stock Award.

The Company offered to redeem the Company’s Series A preferred stock, par value $0.001 per share (the “Series A Preferred Stock”) on May 31, 2017, pursuant to the terms set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock, dated as of July 28, 2016. The Company effected the redemption on July 6, 2017, after receiving a written instrument on June 22, 2017 from the holders of more than sixty-six and two-thirds percent (66 and 2/3%) of the outstanding shares of Series A Preferred Stock requesting the redemption.

At the Effective Time, all warrants of the Company became warrants of the surviving company in the Merger and were subject to exercise subject to the terms of the Warrant Agreement, by and between the Company (formerly known as FinTech Acquisition Corp.) and Continental Stock Transfer & Trust Company, dated as of February 12, 2015.

The aggregate consideration paid in the Offer and Merger was approximately $750 million, without giving effect to related transaction fees and expenses.

The foregoing summary of the principal terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full copy of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 31, 2017 and is incorporated by reference herein as Exhibit 2.1.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Offer and the Merger, on July 6, 2017, at the Company’s request, NASDAQ Global Market (“NASDAQ”) filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to effect the delisting of the shares of Common Stock from NASDAQ. The Common Stock, which previously traded under the symbol “CCN,” ceased to be traded on NASDAQ prior to the opening of trading on July 6, 2017. In addition, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act requesting that the shares of Common Stock be deregistered and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure contained in Items 2.01 and 3.01 above and in Items 5.01 and 5.03 below of this Current Report on Form 8-K is incorporated herein by reference. At the Effective Time, holders of shares of Common Stock immediately prior to such time ceased to have any rights as stockholders of the Company (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01. Changes in Control of Registrant.

At the Effective Time, the Company became a direct wholly owned subsidiary of First Data. As a result, a change of control of the Company occurred. The information contained in Items 2.01, 3.01 and 3.03 above and in Items 5.02 and 5.03 below of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, on July 6, 2017, each of Jeffrey Shanahan, Richard Garman, Christopher Winship, Peter Burns, Toos Daruvala and Ronald Taylor resigned as directors of the Company and, effective as of immediately after the Effective Time, on July 6, 2017, the board of directors of Merger Sub, consisting of Stanley J. Andersen and Gretchen A. Herron, became the board of directors of the Company. Information concerning the new directors has been previously disclosed in the Tender Offer Statement on Schedule TO, filed with the SEC by First Data and Merger Sub on June 7, 2017, together with the exhibits and annexes thereto and as amended or supplemented, and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, as of the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety to be in the form of the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time, the text of which amended and restated certificate of incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Pursuant to the Merger Agreement, as of the Effective Time, the bylaws of the Company were amended and restated in their entirety to be in the form of the bylaws of Merger Sub in effect immediately prior to the Effective Time, the text of which amended and restated bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This document and the exhibits hereto may contain “forward-looking statements” regarding the transaction with the Company, First Data and Merger Sub that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. These forward-looking statements are based on management’s current expectations and beliefs about future events. As with any projection or forecast, they are inherently susceptible to uncertainty and changes in circumstances. Various factors could adversely affect the Company’s operations, business or financial results in the future and cause the Company’s actual results to differ materially from those contained in the forward-looking statements, including those factors discussed in detail in the “Risk Factors” sections contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC as well as, among other things, statements about the potential benefits of the transaction; First Data’s and the Company’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of First Data and the Company; and industry, business strategy, goals and expectations concerning First Data’s and the Company’s market position, future operations, future performance and profitability. Risks and uncertainties include, among other things, risks related to the potential impact of the consummation of the transaction on First Data’s or the Company’s important relationships, including with employees, suppliers and customers; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of the consummation of the transaction on the market price of First Data’s common stock and on First Data’s or the Company’s operating results; significant transaction costs; the risk of litigation and/or regulatory actions related to the transaction; and risks related to the ability to realize the anticipated benefits of the transaction, including the possibility that the expected benefits from the transaction will not be realized or will not be realized within the expected time period. Other factors that may cause actual results to differ materially include those set forth in the Schedule TO, Schedule 14D-9 and other tender offer documents filed by First Data, Merger Sub and the Company. Many of these factors are beyond First Data’s and the Company’s control. A further description of risks and uncertainties relating to First Data and the Company can be found in their Annual Reports on Form 10-K for the fiscal year ended December 31, 2016 and in their subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 26, 2017, by and among CardConnect Corp., First Data Corporation and Minglewood Merger Sub Inc. (incorporated by reference to Exhibit 2.1 of CardConnect Corp.’s Current Report on Form 8-K filed with the SEC on May 31, 2017)

3.1	Amended and Restated Certificate of Incorporation of CardConnect Corp.

3.2	Amended and Restated Bylaws of CardConnect Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CardConnect Corp. (Registrant)

Date: July 6, 2017	By:	/s/ Stanley J. Andersen
Name: Stanley J. Andersen
Title: Vice President & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 26, 2017, by and among CardConnect Corp., First Data Corporation and Minglewood Merger Sub Inc. (incorporated by reference to Exhibit 2.1 of CardConnect Corp.’s Current Report on Form 8-K filed with the SEC on May 31, 2017)

3.1	Amended and Restated Certificate of Incorporation of CardConnect Corp.

3.2	Amended and Restated Bylaws of CardConnect Corp.